 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2020

BIOHITECH GLOBAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36843	46-2336496
(State of Organization)	(Commission File Number)	(I.R.S. Employer
Identification No.)

80 Red Schoolhouse Road, Suite 101, Chestnut Ridge, NY 10977

(Address of principal executive offices)

Registrant’s telephone number, including area code: 845-262-1081

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BHTG	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definative Agreement

On May 12, 2020, BioHiTech America, LLC (the “Borrower”), a subsidiary of BioHiTech Global, Inc. (the “Registrant”), executed a promissory note (the “Note”) evidencing an unsecured loan in the amount of $421,300 under the Paycheck Protection Program (the “Loan”). The Paycheck Protection Program (or “PPP”) was established under the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) and is administered by the U.S. Small Business Administration (“SBA”). The Loan is being made through Comerica Bank (the “Lender”). The Loan was funded on May 13, 2020.

The Loan has a two-year term and bears interest at a rate of 1.00% per annum. Monthly principal and interest payments are deferred for six months. Beginning seven months from the date of the first disbursement of the Loan, the Borrower is required to make monthly payments of principal and interest to the Lender. The Loan may be prepaid at any time prior to maturity with no prepayment penalties. The Note matures on May 10, 2022.

The Note contains customary events of default relating to, among other things, payment defaults, making materially false and misleading representations to the SBA or Lender, or breaching the terms of the Loan documents. Upon an event of default the Lender may require immediate payment of all amounts owing under the Note, collect all amounts owing from the Borrower, or file suit and obtain judgment.

Under the terms of the CARES Act, PPP loan recipients can apply for and be granted forgiveness for all or a portion of loan granted under the PPP. Such forgiveness will be determined, subject to limitations, based on the use of loan proceeds for payment of payroll costs and any payments of mortgage interest, rent, and utilities. However, no assurance is provided that forgiveness for any portion of the Loan will be obtained.

The foregoing description of the Note does not purport to be complete and is qualified in its entirety by reference to the copy of the Loan Agreement and the Note attached herewith as Exhibit 10.1 and 10.2, respectively to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 8.01	Other Events

(i)	Extension of December 31, 2019 Form 10-K Filing

The Registrant is furnishing this Current Report on Form 8-K to indicate it intends to rely on the Order of the Securities and Exchange Commission of March 25, 2020 (Release No. 34-88465) (the “Order”), which allows for the delay of certain filings required under the Securities and Exchange Act of 1934, as amended. The Order provides that a registrant subject to the reporting requirements of Exchange Act Section 13(a) or 15(d), and any person required to make any filings with respect to such a registrant, is exempt from any requirement to file or furnish materials with the Commission under Exchange Act Sections 13(a), 13(f), 13(g), 14(a), 14(c), 14(f), 15(d) and Regulations 13A, Regulation 13D-G (except for those provisions mandating the filing of Schedule 13D or amendments to Schedule 13D), 14A, 14C and 15D, and Exchange Act Rules 13f-1, and 14f-1, as applicable.

The Registrant is relying on the Order in connection with the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2019, as a result of the circumstances set forth below. The Registrant’s operations and business have experienced disruption due to the unprecedented conditions surrounding the COVID-19 pandemic spreading throughout the United States and the world. Due to the timing of initial and evolving governmental orders and guidelines impacting the Registrant’s financial operations in New York, West Virginia and London, UK, as well as other contributors to the process of financial statement preparation in eight other U.S. states, relating to social distancing, stay in place orders, travel and other restrictions on business, necessary and immediate access of personnel, records and information have been adversely effected and has caused a delay in the completion of the Registrants audited financial statements for the year ended December 31, 2019 to be included in the Registrant’s Annual Report on Form 10-K.

Accordingly, in reliance upon the Order, the Registrant expects to file its Annual Report on Form 10-K no later than May 22, 2020, unless the COVID-19 circumstances change and cause a further delay, in which case we will file for an extension and amendment to this Current Report on form 8-K.

Pursuant to the Order, following are the Risk Factors disclosing the impact of COVID-19 on the Registrant’s business and operations:

Risks Related to Pandemics

The recent COVID-19 coronavirus pandemic (“COVID-19”) may adversely affect our business, results of operations, financial condition, liquidity, and cash flow.

While the impact on our business from the recent outbreak of COVID-19 is unknown at this time and difficult to predict, various aspects of our business could be adversely affected by it.

As of the date of this Annual Report, COVID-19 has been declared a pandemic by the World Health Organization, has been declared a National Emergency by the United States Government and has resulted in all states being designated disaster zones. COVID-19 has caused significant volatility in global markets, including the market price of our securities. The spread of COVID-19 has caused public health officials to recommend precautions to mitigate the spread of the virus, especially as to travel and congregating in large numbers. In addition, certain states and municipalities have enacted, and additional cities are considering, quarantining and “shelter-in-place” regulations which severely limit the ability of people to move and travel, and require non-essential businesses and organizations to close.

It is unclear how such restrictions, which will contribute to a general slowdown in the global economy, will affect our business, results of operations, financial condition and our future strategic plans.

The digester line of our business has historically been marketed to large organizations such as food distributors, convention centers, hotels, restaurants, stadiums, municipalities and academic institutions. It is unclear how a prolonged outbreak with travel, commercial and other similar restrictions, may adversely affect our business operations and the business operations of our customers and suppliers; a disruption for a prolonged period will have a negative effect on our business operations.

Recent shelter-in-place and essential-only travel regulations have negatively impacted many of our customers. In addition, while our digesters are manufactured in the United States, we still could experience significant supply chain disruptions due to interruptions in operations at any or all of our suppliers’ facilities. If we experience significant delays in receiving our products we will experience delays in fulfilling orders and ultimately receiving payment, which could result in loss of sales and a loss of customers, and adversely impact our financial condition and results of operations.

The HEBioT line of our business is classified as a public service in the state in which it is located and is expected to remain operating regardless of restrictions that may be imposed on other businesses in its area. The facility relies upon other entities to pick up and deliver municipal solid waste, which are also classified as public service entities, and is reliant upon customers in the cement kiln industry to purchase its solid recovered fuel. The inability to receive MSW or sell it to its customers would adversely impact our financial condition and results of operations.

Risks Related to Securities Markets and Investments in Our Securities

General securities market uncertainties resulting from COVID-19.

Since the outset of COVID-19 the US and worldwide national securities markets have undergone unprecedented stress due to the uncertainties of COVID-19 and the resulting reactions and outcomes of government, business and the general population. These uncertainties have resulted in declines in all market sectors, increases in volumes due to flight to safety and governmental actions to support the markets. As a result, until COVID-19 has stabilized, the markets may not be available to the Company for purposes of raising required capital. Should we not be able to obtain financing when required, in the amounts necessary to execute on our plans in full, or on terms which are economically feasible we may be unable to sustain the necessary capital to pursue our strategic plan and may have to reduce the planned future growth and scope of our operations.

(ii)	Extension of March 31, 2020 Form 10-Q Filing

The Registrant is furnishing this Current Report on Form 8-K to indicate it intends to rely on the Order of the Securities and Exchange Commission of March 4, 2020 (Release No. 34-88465) (the “Order”), which allows for the delay of certain filings required under the Securities and Exchange Act of 1934, as amended. The Order provides that a registrant subject to the reporting requirements of Exchange Act Section 13(a) or 15(d), and any person required to make any filings with respect to such a registrant, is exempt from any requirement to file or furnish materials with the Commission under Exchange Act Sections 13(a), 13(f), 13(g), 14(a), 14(c), 14(f), 15(d) and Regulations 13A, Regulation 13D-G (except for those provisions mandating the filing of Schedule 13D or amendments to Schedule 13D), 14A, 14C and 15D, and Exchange Act Rules 13f-1, and 14f-1, as applicable.

The Registrant is relying on the Order in connection with the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, as a result of the circumstances set forth below. The Registrant’s operations and business have experienced disruption due to the unprecedented conditions surrounding the COVID-19 pandemic spreading throughout the United States and the world. Due to the timing of initial and evolving governmental orders and guidelines impacting the Registrant’s financial operations in New York, West Virginia and London, UK, as well as other contributors to the process of financial statement preparation in eight other U.S. states, relating to social distancing, stay in place orders, travel and other restrictions on business, necessary and immediate access of personnel, records and information have been adversely effected and has caused a delay in the completion of the Registrant’s unaudited financial statements for the quarter ended March 31, 2020 to be included in the Registrants Quarterly Report on Form 10-Q.

Accordingly, in reliance upon the Order, the Registrant expects to file its Quarterly Report on Form 10-Q no later than 45 days after the due date of filing of May 15, 2020, unless the COVID-19 circumstances change and cause a further delay, in which case we will file for an extension and amendment to this Current Report on form 8-K.

Pursuant to the Order, the Risk Factors disclosing the impact of COVID-19 on the Registrant’s business and operations, above in item 8.01(i) are incorporated herewith.

Cautionary Language Regarding Forward-Looking Statements

Statements in this document contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. These statements, are based on many assumptions and estimates and are not guarantees of future performance. These statements may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of BioHiTech Global, Inc. to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. BioHiTech Global, Inc. assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Our actual results may differ materially from the results anticipated in these forward-looking statements due to a variety of factors, including, without limitation those set forth as "Risk Factors" in our filings with the Securities and Exchange Commission ("SEC"). There may be other factors not mentioned above or included in the BioHiTech's SEC filings that may cause actual results to differ materially from those projected in any forward-looking statement. BioHiTech Global, Inc. assumes no obligation to update any forward-looking statements as a result of new information, future events or developments, except as required by securities laws.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
10.1	Loan Agreement, dated May 12, 2020, of BioHiTech America, LLC and Comerica Bank
10.2	Note, dated May 12, 2020, issued by BioHiTech America to Comerica Bank

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2020	BIOHITECH GLOBAL, INC.

	By:	/s/ Brian C. Essman
		Name:	Brian C. Essman
		Title:	Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)